UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

MasterBrand, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-41545	88-3479920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One MasterBrand Cabinets Drive Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 812 482-2527

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2022 (the “Distribution Date”), Fortune Brands Home & Security, Inc. (now known as Fortune Brands Innovations, Inc.) (“Fortune Brands”) completed the previously announced legal and structural separation and distribution of all of the outstanding shares of common stock, par value of $0.01 per share, of MasterBrand, Inc. (the “Company”) to Fortune Brands’ stockholders (the “Distribution”). Each Fortune Brands stockholder received one share of Company common stock for every share of Fortune Brands common stock held by such stockholder at 5:00 p.m. Central Time, on December 2, 2022 (the “Effective Time”).

On December 14, 2022, in connection with the Distribution, Fortune Brands entered into several agreements with the Company setting forth the principal actions taken or to be taken in connection with the Distribution and governing the relationship of the parties following the Distribution, including the following:

•	a Separation and Distribution Agreement;

•	a Transition Services Agreement;

•	a Tax Allocation Agreement; and

•	an Employee Matters Agreement.

Summaries of the material terms and conditions of those agreements can be found in the section entitled “Certain Relationships and Related Party Transactions – Agreements with Fortune Brands” in the Company’s information statement, dated December 1, 2022 (the “Information Statement”), which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2022, and which summaries are incorporated herein by reference. The summaries of those agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, Transition Services Agreement, Tax Allocation Agreement and Employee Matters Agreement, respectively, which are attached as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

Immediately prior to the Distribution, the Company was a wholly owned subsidiary of Fortune Brands. On the Distribution Date and at the Effective Time, the Company became an independent, publicly-traded company, and Fortune Brands retained no ownership interest in the Company. The Distribution was made without the payment of any consideration from, or the exchange of any shares by, Fortune Brands’ stockholders. The information set forth under Item 1.01 above is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

On December 9, 2022, Robert C. Crisci was appointed to the Board of Directors (the “Board”) and as a member of the Board’s Audit Committee. On December 14, 2022, Nicholas I. Fink and Patrick D. Hallinan, who served as interim members of the Board prior to the Distribution, resigned, and each of the following persons were elected to the Board. As of the date hereof, the full Board is comprised of the persons whose names are set forth in the table below. David D. Petratis serves as Non-Executive Chairman of the Board of Directors. Each director will hold office until the annual meeting of the stockholders of MasterBrand at which the applicable term of such director’s class ends, and until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.

Name	Age	Position
R. David Banyard, Jr.	54	Class I—Expiring 2023
David D. Petratis	65	Class II—Expiring 2024
Ann Fritz Hackett	68	Class I—Expiring 2023
Jeffery S. Perry	57	Class III—Expiring 2025
Juliana L. Chugg	55	Class II—Expiring 2024
Robert C. Crisci	47	Class III—Expiring 2025

The Information Statement under the sections entitled “Management” and “Compensation Discussion and Analysis”, respectively, contains the biographical information about and compensation information for the newly appointed non-employee directors. Such information is incorporated by reference in this Item 5.02.

Effective as of December 14, 2022, the Board designated R. David Banyard, Jr. and Ann Fritz Hackett as Class I directors, whose terms expire at the first annual meeting of stockholders following the Distribution, which the Company expects to hold in 2023; David D. Petratis and Juliana L. Chugg as Class II directors, whose terms expire at the following year’s annual meeting of stockholders, which the Company expects to hold in 2024; and Jeffery S. Perry and Robert C. Crisci as Class III directors, whose terms expire at the following year’s annual meeting of stockholders, which the Company expects to hold in 2025. The Company’s Board of Directors will transition to an annually elected board through a phase-out so that beginning with the Company’s 2030 annual meeting all directors will be elected annually and the Company’s Board of Directors will therefore no longer be divided into three classes.

In connection and concurrently with their appointment to the Board, certain directors of the Company were appointed to the Audit, Compensation, and Nominating, Environmental, Social and Governance Committees of the Board (together, the “Committees”). Following such appointments, the current composition of each of the Committees is as follows:

•

David D. Petratis and Juliana L. Chugg were appointed to the Audit Committee, with Robert C. Crisci, who was appointed to the Audit Committee on December 9, 2022, serving as Chair of the Audit Committee;

•	the Compensation Committee consists of Ann Fritz Hackett, Juliana L. Chugg and Jeffery S. Perry, with Ms. Fritz Hackett serving as Chair of the Compensation Committee; and

•

the Nominating, Environmental, Social and Governance Committee consists of Jeffery S. Perry, Ann Fritz Hackett and Robert C. Crisci, with Mr. Perry serving as Chair of the Nominating, Environmental, Social and Governance Committee.

Executive Officers

Effective as of the Effective Time, the persons set forth in the table below were appointed to the offices of the Company set forth beside each person’s name:

Name	Age	Position(s)
R. David Banyard, Jr.	54	Chief Executive Officer and Director
Andrea H. Simon	46	Executive Vice President and Chief Financial Officer
Martin S. Van Doren	59	Executive Vice President, Sales
Bruce A. Kendrick	56	Executive Vice President and Chief Human Resources Officer
Navi Grewal	49	Executive Vice President and Chief Digital and Technology Officer
Andrean Horton	48	Executive Vice President, Chief Legal Officer and Secretary
Mark Young	45	Vice President, Chief Accounting Officer

Information regarding the background of MasterBrand’s executive officers with the exception of Mark Young can be found in the section entitled “Management” in the Information Statement, which is incorporated herein by reference.

Mark Young will be Vice President and Chief Accounting Officer of MasterBrand. Mr. Young has served as Vice President, Accounting of Fortune Brands’ Cabinets segment, MasterBrand Cabinets, LLC (“MBC LLC”), since June 2022. Prior to joining MBC LLC, from July 2019 to May 2022, Mr. Young was Vice President and Chief Accounting Officer of Cooper Tire & Rubber Company, where he had responsibility for SEC reporting and the global accounting function, and served as Director of External Reporting from February 2015 to July 2019 as the company’s principal accounting officer. From July 2010 to February 2015, Mr. Young served as Manager of Financial Accounting at Cooper Tire & Rubber Company. Prior to joining Cooper Tire & Rubber Company, Mr. Young worked for Ernst & Young LLP for 11 years, where he was Senior Manager for the two years prior to his departure. Mr. Young holds a bachelor’s degree in Accounting from the University of Toledo and is a Certified Public Accountant.

Compensatory Arrangements of Certain Officers

MasterBrand, Inc. 2022 Long-Term Incentive Plan

The Company adopted the MasterBrand, Inc. 2022 Long-Term Incentive Plan (the “2022 Plan”), which became effective as of the Distribution Date. A summary of the 2022 Plan can be found in the Information Statement in the section entitled “Description of the 2022 Plan.” Such description is incorporated herein by reference.

MasterBrand, Inc. Annual Executive Incentive Compensation Plan

The Company has adopted the MasterBrand, Inc. Annual Executive Incentive Plan (the “Annual Plan”), which became effective as of the Distribution Date. A summary of the Annual Plan can be found in the Information Statement in the section entitled “Description of the Annual Plan.” Such description is incorporated herein by reference.

Severance and Change of Control Agreements

The Company has adopted severance and change of control agreements and expects to enter into such agreements with each the Company’s named executive officers (R. David Banyard, Jr., Andrea H. Simon, Martin S. Van Doren, Bruce A. Kendrick, and Navi Grewal) (the “Severance Agreements”) shortly following the Distribution Date. A summary of the Severance Agreements can be found in the Information Statement in the section entitled “Severance and Change in Control Agreements.” Such description is incorporated herein by reference.

Deferred Compensation Plan

Effective as of the Distribution Date, the Board adopted the MasterBrand, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) to replace benefits previously provided under the Fortune Brands Home & Security, Inc. Deferred Compensation Plan. The Deferred Compensation Plan is a non-qualified deferred compensation plan, which provides the Company’s non-employee directors, executive officers and a select group of employees of the Company and its subsidiaries with the opportunity to elect to defer receipt of a portion of salary, bonuses, director fees, and certain equity awards made under the Company’s long-term incentive plan. The Deferred Compensation Plan also allows the Company to make discretionary contributions to participant accounts that may be subject to one or more vesting schedules. Participant contributions, excluding equity awards subject to vesting conditions, will be fully vested at all times. Distributions of participant accounts will be made following a participant’s separation of service, death, retirement, unforeseeable emergency, change-in-control of the Company, or as of a future payment date specified by the participant.

Additional Information

The descriptions of the foregoing compensation agreements are intended to provide a general description only, are subject to the detailed terms and conditions of, and are qualified in their entirety by reference to, the full text of those agreements, which are attached hereto as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8, each of which is incorporated herein by reference.

Spin-off Related Equity Adjustments

In accordance with the Employee Matters Agreement, effective on the Distribution Date, the compensation committee of Fortune Brands (“FBHS Compensation Committee”) and the Board approved the grant of substitute equity awards with respect to the Company’s common stock under the 2022 Plan to each person who was an employee or service provider of the Company immediately after the Distribution Date, including each of the named executive officers, and who held an outstanding equity awards with respect to Fortune Brands common stock immediately prior to the Distribution Date. A summary of the spin-off related equity adjustments can be found in the Information Statement in the section entitled “Treatment of Equity-Based Compensation.” Such description is incorporated herein by reference.

Compensation Adjustments Following the Spin-Off

The FBHS Compensation Committee and the Board approved the base salary, annual incentive target and long-term incentive target for each of the named executive officers, effective as of the Distribution Date in the case of the base salary and effective in 2023 with respect to the annual incentive and long-term incentive targets, as follows:

Name	Base Salary	Annual Incentive Target (% of Base Salary)	Long-Term Incentive Target
R. David Banyard, Jr.	$1,000,000	120%	$3,800,000
Andrea H. Simon	$500,000	70%	$925,000
Martin S. Van Doren	$411,840	60%	$375,000
Bruce A. Kendrick	$430,000	60%	$435,000
Navi Grewal	$460,000	60%	$550,000

In addition, on the Distribution Date, the Board granted restricted stock unit awards to the named executive officers with the following target grant date fair values: Mr. Banyard, $3,800,000; Ms. Simon, $1,400,000; Mr. Van Doren, $750,000; Mr. Kendrick, $750,000 and Ms. Grewal, $750,000.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 9, 2022, the Company amended its bylaws to increase the size of the Board from three to four members to permit the appointment of Robert C. Crisci to the Audit Committee, as described under Item 5.02 of this report. In connection with the Distribution, on December 13, 2022, the Company filed an Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware, which became effective on December 14, 2022. The Amended and Restated Bylaws of the Company (the “Bylaws”) also became effective on December 14, 2022.

A summary of the material provisions of the Charter and Bylaws can be found in the section entitled “Description of Capital Stock” in the Information Statement, which summary is incorporated herein by reference. The descriptions of the Charter and Bylaws contained in the Information Statement and this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter and the Bylaws, which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, the Board adopted a Code of Business Conduct and Ethics and Corporate Governance Principles effective as of immediately prior to the Effective Time. A copy of the Company’s Code of Business Conduct and Ethics and Corporate Governance Principles are available on the company’s website at www.masterbrand.com. The information on the company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release announcing the completion of the Distribution. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference under this Item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated December 14, 2022, between Fortune Brands Home & Security, Inc. and MasterBrand, Inc.*

3.1	Amended and Restated Certificate of Incorporation of MasterBrand, Inc., effective December 14, 2022

3.2	Amended and Restated Bylaws of MasterBrand, Inc., effective December 14, 2022

10.1	Transition Services Agreement, dated December 14, 2022, between Fortune Brands Home & Security, Inc. and MasterBrand, Inc.*

10.2	Tax Allocation Agreement, dated December 14, 2022, between Fortune Brands Home & Security, Inc. and MasterBrand, Inc.*

10.3	Employee Matters Agreement, dated December 14, 2022, between Fortune Brands Home & Security, Inc. and MasterBrand, Inc.*

10.4	MasterBrand, Inc. 2022 Long-Term Incentive Plan

10.5	MasterBrand, Inc. Annual Executive Incentive Compensation Plan

10.6	Form of Severance and Change of Control Agreement*

10.7	MasterBrand, Inc. Deferred Compensation Plan

99.1	Press Release dated December 15, 2022, issued by MasterBrand, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERBRAND, INC.

Date: December 15, 2022	By:	/s/ R. David Banyard, Jr.
	Name:	R. David Banyard, Jr.
	Title:	Chief Executive Officer